Exhibit 99.2 Enterprise Financial Services Corp 2019 Third Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Financial Scorecard Q3 2019 Compared to Q3 2018 Continued Growth in EPS 11% • Drive Net Interest Income Growth in Dollars with Favorable Loan Growth Trends 31% • Defend Core Net Interest Margin1 5 bps • Maintain High Quality Credit Profile 10 bps NPLs/Loans • Achieve Further Improvement in Core Operating Leverage1 1% Enhance Deposit Levels to Support Growth 34% 1A Non-GAAP Measure, Refer to Appendix for Reconciliation 3

2019 Focus • Closing and Integration of the Trinity Acquisition • Achieve Organic Loan and Deposit Goals • Continued Incremental Improvement of Our Sales and Operational Processes 4

Total Loan Trends 23% Total Loan Growth* $5,228 $5,149 $5,017 In Millions Trinity $4,350 $682 $4,267 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 *Note: 7% Excluding Acquisition of Trinity 5

Commercial & Industrial Loan Trends 13% C&I Growth* In Millions $2,303 $2,265 $2,227 Trinity $2,123 $65 $2,036 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 *Note: 10% Excluding Acquisition of Trinity 6

Loan Details Q3 ’19 Q2 ’19 QTR Q3 ’18 LTM Trinity2 In Millions Change Change C&I - General $ 1,175 $ 1,104 $ 71 $ 970 $ 205 $ 65 CRE, Investor Owned - General 1,281 1,235 46 846 435 305 CRE, Owner Occupied - General 566 591 (25) 482 84 92 Enterprise Value Lending1 417 446 (29) 442 (25) — Life Insurance Premium Financing1 468 466 2 379 89 — Residential Real Estate - General 386 409 (23) 314 72 137 Construction and Land Development 404 377 27 313 91 70 - General Tax Credits1 266 268 (2) 257 9 — Agriculture1 136 132 4 138 (2) — Consumer & Other - General 129 121 8 126 3 13 Total Loans $ 5,228 $ 5,149 $ 79 $ 4,267 $ 961 $ 682 1Specialized categories may include a mix of C&I, CRE, Construction and land development, or Consumer & Other loans. 2Trinity balances as of March 31, 2019. 7

Total Loans By Business Unit In Millions Specialized Lending St. Louis Kansas City $2,300 $2,339 $2,420 $991 $972 $900 $719 $783 $785 Q3 '18 Q2 '19 Q3 '19 Q3 '18 Q2 '19 Q3 '19 Q3 '18 Q2 '19 Q3 '19 Arizona New Mexico* $678 $663 $348 $358 $388 Q3 '18 Q2 '19 Q3 '19 Q3 '18 Q2 '19 Q3 '19 * Acquisition of Trinity completed on March 8, 2019. 8

Deposit Trend 25.2% 24.0% 23.0% 21.4% 21.3% In Millions $5,624 $5,537 $5,559 Trinity $1,094 $4,588 $4,210 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Deposits Trinity DDA % u Last Twelve Months Growth Rate = 34%, 8% Excluding Acquisition of Trinity 9

Earnings Per Share Trend - Q3 2019 Change in EPS $0.30 $(0.01) $0.03 $0.05 $0.03 $1.08 $0.68 Q2 '19 Incremental Noninterest Noninterest Merger-Related Change in Q3 '19 Accretion Income Expense Expenses Shares/ ETR 10

Net Interest Income Trend 3.77% 3.79% 3.80% 3.74% 3.69% In Millions $61.7 $63.0 $60.8 $60.9 $52.3 $50.6 $48.1 $51.2 $47.6 $48.5 28% Core NII Growth Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 11

Credit Trends for Loans Net Charge-offs (annualized) Total Loan Growth (1) In Millions $132 26 bps 23 bps $83 $79 16 bps 8 bps 8 bps $(9) $(15) Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Provision for Loan Losses Q3 2019 EFSC Peer(2) In Millions NPAs/Assets = 0.33% 0.62% $2.3 $2.1 NPLs/Loans = 0.30% 0.77% $1.8 $1.7 ALLL/NPLs = 286.2% 124.0% $1.5 ALLL/Loans = 0.85% 0.91% Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 (1) Excludes Trinity (2) Peer median data as of 6/30/19 (source: S&P Global Market Intelligence) 12

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $13.6 $12.0 $1.2 $4.0 $10.7 $0.6 $4.0 $2.9 $2.3 $9.2 $1.0 $8.4 $0.2 $2.9 $0.2 $0.2 $2.3 $2.4 $2.5 $1.4 $1.7 $2.3 $0.4 $0.2 $0.2 $0.2 $1.8 $1.8 $1.8 $0.3 $0.4 $1.7 $0.1 $1.4 $0.3 $3.4 $3.2 $0.3 $0.2 $3.0 $0.2 $2.9 $2.9 $0.2 $0.4 $2.4 $1.9 $1.4 $1.0 $1.0 $2.0 $2.0 $2.0 $2.7 $2.7 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage Tax Credit Income Non-core Acquired 13

Operating Expenses Trend 54.1% 53.3% 52.2% 51.7% 49.8% In Millions $49.1 $10.3 $39.8 $38.2 $7.3 $0.4 $29.9 $30.7 $1.3 $0.7 $20.7 $20.8 $19.4 $16.3 $16.6 $3.2 $3.2 $2.4 $2.4 $2.6 $14.9 $13.8 $10.5 $10.4 $10.5 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Other Occupancy Employee compensation and benefits Merger-related expenses/other non-core expenses Core efficiency ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 14

Positive Momentum in Earnings Per Share $1.08 $1.02 $0.97 $0.95 Five-Year CAGR 21% $0.90 $0.69 $0.67 $0.67 $0.68 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.41 $0.32 $0.30 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 163% EPS Growth from Q3 2014 to Q3 2019 Note: Q1 2017, Q2 2017, Q1 2019, Q2 2019, and Q3 2019 included merger related charges. Q4 2017 included the impact of deferred tax asset charges due to tax reform. 15

Third Quarter 2019 Earnings Webcast Appendix

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest income, and core net interest margin, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core net interest income, and core net interest margin, collectively “core performance measures,” included in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures.  The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached table, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of the median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 17

Effective Tax Rate Reconciliation YTD 2019 2018 Federal Tax Rate 21.00% 21.00% State Tax, Net of Federal Benefit 2.19% 2.32% Excess Tax Benefits (0.60)% (1.56)% Tax Credit Investments (0.98)% (4.66)% Merger Expenses 0.60% —% Other Tax Adjustments (2.07)% 0.23% Pre-DTA Effective Tax Rate 20.14% 17.33% Impact of Tax Law Changes —% (2.64)% Ending Effective Tax Rate 20.14% 14.69% 18

Earnings Per Share Trend - 2019 Year to Date Change in EPS $0.26 $0.10 $1.23 $(0.02) $(0.77) $(0.66) $(0.50) $2.81 $2.45 2018 Net Interest Incremental Loan Loss Noninterest Noninterest Merger-Related Change in 2019 Income Accretion Provision Income Expense Expense Shares/ETR 19

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	For the Quarter ended Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	For the Nine Months ended Sep 30, 2019	Sep 30, 2018
CORE PERFORMANCE MEASURES							
Net interest income	$ 63,046	$ 61,715	$ 52,343	$ 50,593	$ 48,093	$ 177,104	$ 141,312
Less: Incremental accretion income	2,140	910	1,157	2,109	535	4,207	1,592
Core net interest income	60,906	60,805	51,186	48,484	47,558	172,897	139,720
Total noninterest income	13,564	11,964	9,230	10,702	8,410	34,758	27,645
Less: Other income from non-core acquired assets	1,001	2	365	10	7	1,368	1,038
Less: Gain on sale of investment securities	337	—	—	—	—	337	9
Less: Other non-core income	—	266	—	26	—	266	649
Core noninterest income	12,226	11,696	8,865	10,666	8,403	32,787	25,949
Total core revenue	73,132	72,501	60,051	59,150	55,961	205,684	165,669
Total noninterest expense	38,239	49,054	39,838	30,747	29,922	127,131	88,284
Less: Other expenses related to non-core acquired loans	18	103	103	40	12	224	(203)
Less: Facilities disposal	—	—	—	—	—	—	239
Less: Merger related expenses	393	10,306	7,270	1,271	—	17,969	—
Less: Non-recurring excise tax	—	—	—	—	682	—	682
Core noninterest expense	37,828	38,645	32,465	29,436	29,228	108,938	87,566
Core efficiency ratio	51.73%	53.30%	54.06%	49.77%	52.23%	52.96%	52.86%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)							
Net interest income	$ 63,483	$ 62,109	$ 52,595	$ 50,786	$ 48,299	$ 178,187	$ 141,939
Less: Incremental accretion income	2,140	910	1,157	2,109	535	4,207	1,592
Core net interest income	$ 61,343	$ 61,199	$ 51,438	$ 48,677	$ 47,764	$ 173,980	$ 140,347
Average earning assets	$ 6,604,083	$ 6,453,005	$ 5,510,489	$ 5,118,319	$ 5,072,573	$ 6,193,197	$ 5,015,471
Reported net interest margin	3.81%	3.86%	3.87%	3.94%	3.78%	3.85%	3.78%
Core net interest margin	3.69	3.80	3.79	3.77	3.74	3.76	3.74

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Third Quarter 2019 Earnings Webcast Q & A